EXHIBIT 10-AP

AGREEMENT FOR RESTRICTED SHARES GRANTED UNDER
QUALITY DINING, INC. 1997 STOCK OPTION AND INCENTIVE PLAN

This Agreement has been entered into as of the 1st day of June, 1999 between Quality Dining,
Inc., an Indiana corporation (the "Company") and Daniel B. Fitzpatrick, an employee of the Company (the "Employee"), pursuant to the Company's 1997 Stock Option and Incentive Plan
(the "Plan") and evidences and sets forth certain terms of the grant to the Employee pursuant to the Plan of an aggregate of 20,000
Restricted Shares as of the date of this Agreement. Capitalized terms used herein and not defined herein have the meanings set forth in the Plan.

Section 1. Receipt of Plan; Restricted Shares and this Agreement Subject to Plan. The Employee acknowledges receipt of a copy of the Plan. This Agreement and the Restricted Shares granted to Employee are subject to the terms and conditions of the Plan, all of which are incorporated herein by reference.

Section 2.  Restricted Period; Lapse of
Restrictions and Vesting.  The Restricted
Shares granted in this Agreement shall vest seven (7) years from the date of this Agreement. Notwithstanding the foregoing, of the Restricted Shares granted to the Employee, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows:

(a)  6,667 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $4.00.

(b)  6,667 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $5.00.

(c)  6,666 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $7.00.

(d)  All of the Restricted Shares granted to
Employee under this Agreement shall immediately vest upon a Change in Control, whether or not the event constituting the Change in Control was approved in advance by the Board.

Section 3.  Certificates for Shares.  Each
certificate representing the Restricted Shares granted to the Employee shall be registered in the name of the Employee and deposited by the Employee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:
 "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Quality Dining, Inc. and an Agreement for Restricted Shares entered into between the registered owner and Quality
Dining, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of Quality Dining, Inc." Upon the lapse of restrictions on any portion of such Restricted Shares, the Company shall promptly deliver a stock certificate for such portion of shares to the Employee.

Section 4.  Transferability.  Until such time
as the restrictions on the Restricted Shares granted to Employee have lapsed and such shares are no longer subject to forfeiture to the Company, the Employee shall not sell, assign, transfer, pledge or otherwise encumber (a
"Transfer") such Restricted Shares.  In
addition, if any portion of the Restricted
Shares vest pursuant to the accelerated vesting provisions of Section 2 above, the Employee shall not Transfer such portion of the shares for a period of one year from the date of accelerated vesting; provided, however, that this lockup period shall immediately terminate upon the death of employee or upon the occurrence of any event constituting a Change in Control under the Plan, whether or not the Board has approved such occurrence.

Section 5.  Termination.  If a participant
ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, the Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

Section 6.  83(b) Election.  The Employee
agrees not to make any election under Section
83(b) of the Code with respect to any
Restricted Shares granted under this Agreement.

IN WITNESS WHEREOF, this Agreement has been
executed by the undersigned thereunto duly
authorized as of the date first above written.
QUALITY DINING, INC.
/s/___________________________________
By:  John C. Firth
Its:  Executive Vice President and
General Counsel
/s/___________________________________
   Daniel B. Fitzpatrick


EXHIBIT 10-AQ

AGREEMENT FOR RESTRICTED SHARES GRANTED UNDER
QUALITY DINING, INC. 1997 STOCK OPTION AND
INCENTIVE PLAN

This Agreement has been entered into as of the 1st day of June, 1999 between Quality Dining,
Inc., an Indiana corporation (the "Company") and John C. Firth, an employee of the Company
(the "Employee"), pursuant to the Company's
1997 Stock Option and Incentive Plan (the
"Plan") and evidences and sets forth certain terms of the grant to the Employee pursuant to the Plan of an aggregate of 18,668 Restricted
Shares as of the date of this Agreement.
Capitalized terms used herein and not defined herein have the meanings set forth in the Plan.

Section 1.  Receipt of Plan; Restricted Shares
and this Agreement Subject to Plan. The
Employee acknowledges receipt of a copy
of the Plan. This Agreement and the Restricted
Shares granted to Employee are subject to the terms and conditions of the Plan, all of which are incorporated herein by reference.

Section 2.  Restricted Period; Lapse of
Restrictions and Vesting.  The Restricted
Shares granted in this Agreement shall vest seven (7) years from the date of this Agreement. Notwithstanding the foregoing, of the Restricted Shares granted to the Employee, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows:

(a)  6,223 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $4.00.

(b)  6,223 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $5.00.

(c)  6,222 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $7.00.

(d)  All of the Restricted Shares granted to
Employee under this Agreement shall immediately vest upon a Change in Control, whether or not the event constituting the Change in Control was approved in advance by the Board.

Section 3.  Certificates for Shares.  Each
certificate representing the Restricted Shares granted to the Employee shall be registered in the name of the Employee and deposited by the Employee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:
 "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Quality Dining, Inc. and an Agreement for Restricted Shares entered into between the registered owner and Quality
Dining, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of Quality Dining, Inc." Upon the lapse of restrictions on any portion of such Restricted
Shares, the Company shall promptly deliver a stock certificate for such portion of shares to the Employee.

Section 4.  Transferability.  Until such time
as the restrictions on the Restricted Shares granted to Employee have lapsed and such shares are no longer subject to forfeiture to the Company, the Employee shall not sell, assign, transfer, pledge or otherwise encumber (a
"Transfer") such Restricted Shares.  In
addition, if any portion of the Restricted
Shares vest pursuant to the accelerated vesting provisions of Section 2 above, the Employee shall not Transfer such portion of the shares for a period of one year from the date of accelerated vesting; provided, however, that this lockup period shall immediately terminate upon the death of employee or upon the occurrence of any event constituting a Change in Control under the Plan, whether or not the Board has approved such occurrence.

Section 5.  Termination.  If a participant
ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, the Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

Section 6.  83(b) Election.  The Employee
agrees not to make any election under Section
83(b) of the Code with respect to any
Restricted Shares granted under this Agreement.

IN WITNESS WHEREOF, this Agreement has been
executed by the undersigned thereunto duly
authorized as of the date first above written.
QUALITY DINING, INC.
/s/___________________________________
By:  Daniel B. Fitzpatrick Its:   President
/s/_____________________________________
John C. Firth



EXHIBIT 10-AR

AGREEMENT FOR RESTRICTED SHARES GRANTED UNDER
QUALITY DINING, INC. 1997 STOCK OPTION AND
INCENTIVE PLAN

This Agreement has been entered into as of the 1st day of June, 1999 between Quality Dining,
Inc., an Indiana corporation (the "Company") and James K. Fitzpatrick, an employee of the Company (the "Employee"), pursuant to the Company's 1997 Stock Option and Incentive Plan
(the "Plan") and evidences and sets forth certain terms of the grant to the Employee pursuant to the Plan of an aggregate of 14,652
Restricted Shares as of the date of this Agreement. Capitalized terms used herein and not defined herein have the meanings set forth in the Plan.

Section 1.  Receipt of Plan; Restricted Shares
and this Agreement Subject to Plan. The
Employee acknowledges receipt of a copy of the Plan. This Agreement and the Restricted Shares granted to Employee are subject to the terms and conditions of the Plan, all of which are incorporated herein by reference.

Section 2.  Restricted Period; Lapse of
Restrictions and Vesting.  The Restricted
Shares granted in this Agreement shall vest seven (7) years from the date of this Agreement. Notwithstanding the foregoing, of the Restricted Shares granted to the Employee, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows:

(a)  4,884 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $4.00.

(b)  4,884 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $5.00.

(c)  4,884 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $7.00.

(d)  All of the Restricted Shares granted to
Employee under this Agreement shall immediately vest upon a Change in Control, whether or not the event constituting the Change in Control was approved in advance by the Board.

Section 3.  Certificates for Shares. Each
certificate representing the Restricted Shares granted to the Employee shall be registered in the name of the Employee and deposited by the Employee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:
 "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Quality Dining, Inc. and an Agreement for Restricted Shares entered into between the registered owner and Quality
Dining, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of Quality Dining, Inc." Upon the lapse of restrictions on any portion of such Restricted
Shares, the Company shall promptly deliver a stock certificate for such portion of shares to the Employee.

Section 4.  Transferability.  Until such time
as the restrictions on the Restricted Shares granted to Employee have lapsed and such shares are no longer subject to forfeiture to the Company, the Employee shall not sell, assign, transfer, pledge or otherwise encumber (a
"Transfer") such Restricted Shares.  In
addition, if any portion of the Restricted
Shares vest pursuant to the accelerated vesting provisions of Section 2 above, the Employee shall not Transfer such portion of the shares for a period of one year from the date of accelerated vesting; provided, however, that this lockup period shall immediately terminate upon the death of employee or upon the occurrence of any event constituting a Change in Control under the Plan, whether or not the Board has approved such occurrence.

Section 5.  Termination.  If a participant
ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, the Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

Section 6.  83(b) Election.  The Employee
agrees not to make any election under Section
83(b) of the Code with respect to any
Restricted Shares granted under this Agreement.

IN WITNESS WHEREOF, this Agreement has been
executed by the undersigned thereunto duly
authorized as of the date first above written.
QUALITY DINING, INC.
/s/___________________________________
By: John C. Firth Its:  Executive Vice
President and General Counsel

/s/___________________________________
James K. Fitzpatrick



10-AS

AGREEMENT FOR RESTRICTED SHARES GRANTED UNDER
QUALITY DINING, INC. 1997 STOCK OPTION AND
INCENTIVE PLAN

This Agreement has been entered into as of the 1st day of June, 1999 between Quality Dining,
Inc., an Indiana corporation (the "Company") and Gerald O. Fitzpatrick, an employee of the Company (the "Employee"), pursuant to the Company's 1997 Stock Option and Incentive Plan
(the "Plan") and evidences and sets forth certain terms of the grant to the Employee pursuant to the Plan of an aggregate of 14,366
Restricted Shares as of the date of this Agreement. Capitalized terms used herein and not defined herein have the meanings set forth in the Plan.

Section 1.  Receipt of Plan; Restricted Shares
and this Agreement Subject to Plan. The
Employee acknowledges receipt of a copy of the Plan. This Agreement and the Restricted Shares granted to Employee are subject to the terms and conditions of the Plan, all of which are incorporated herein by reference.

Section 2.  Restricted Period; Lapse of
Restrictions and Vesting.  The Restricted
Shares granted in this Agreement shall vest seven (7) years from the date of this Agreement. Notwithstanding the foregoing, of the Restricted Shares granted to the Employee, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows:

(a)  4,789 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $4.00.

(b)  4,789 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $5.00.

(c)  4,788 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $7.00.

(d)  All of the Restricted Shares granted to
Employee under this Agreement shall immediately vest upon a Change in Control, whether or not the event constituting the Change in Control was approved in advance by the Board.

Section 3.  Certificates for Shares.  Each
certificate representing the Restricted Shares granted to the Employee shall be registered in the name of the Employee and deposited by the Employee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:
"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Quality Dining, Inc. and an Agreement for Restricted Shares entered into between the registered owner and Quality
Dining, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of Quality Dining, Inc." Upon the lapse of restrictions on any portion of such Restricted
Shares, the Company shall promptly deliver a stock certificate for such portion of shares to the Employee.

Section 4.  Transferability.  Until such time
as the restrictions on the Restricted Shares granted to Employee have lapsed and such shares are no longer subject to forfeiture to the Company, the Employee shall not sell, assign, transfer, pledge or otherwise encumber (a
"Transfer") such Restricted Shares.  In
addition, if any portion of the Restricted
Shares vest pursuant to the accelerated vesting provisions of Section 2 above, the Employee shall not Transfer such portion of the shares for a period of one year from the date of accelerated vesting; provided, however, that this lockup period shall immediately terminate upon the death of employee or upon the occurrence of any event constituting a Change in Control under the Plan, whether or not the Board has approved such occurrence.

Section 5.  Termination.  If a participant
ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, the Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

Section 6.  83(b) Election.  The Employee
agrees not to make any election under Section
83(b) of the Code with respect to any
Restricted Shares granted under this Agreement.

IN WITNESS WHEREOF, this Agreement has been
executed by the undersigned thereunto duly
authorized as of the date first above written.
QUALITY DINING, INC.
/s/___________________________________
     By:  John C. Firth
Its:  Executive Vice President and
General Counsel
/s/___________________________________
Gerald O. Fitzpatrick



EXHIBIT 10-AT


AGREEMENT FOR RESTRICTED SHARES
GRANTED UNDER QUALITY DINING, INC.
1997 STOCK OPTION AND INCENTIVE PLAN

This Agreement has been entered into as of the
1st day of June, 1999 between Quality Dining,
Inc., an Indiana corporation (the "Company")
and David M. Findlay, an employee of the
Company (the "Employee"), pursuant to the
Company's 1997 Stock Option and Incentive Plan
(the "Plan") and evidences and sets forth
certain terms of the grant to the Employee
pursuant to the Plan of an aggregate of  9,505
Restricted Shares as of the date of this Agreement. Capitalized terms used herein and not defined herein have the meanings set forth in the Plan.

Section 1.  Receipt of Plan; Restricted Shares
and this Agreement Subject to Plan. The
Employee acknowledges receipt of a copy of the Plan. This Agreement and the Restricted Shares granted to Employee are subject to the terms and conditions of the Plan, all of which are incorporated herein by reference.

Section 2.  Restricted Period; Lapse of
Restrictions and Vesting.  The Restricted
Shares granted in this Agreement shall vest seven (7) years from the date of this Agreement. Notwithstanding the foregoing, of the Restricted Shares granted to the Employee, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows:

(a)  3,168 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $4.00.

(b)  3,168 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $5.00.

(c)  3,169 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $7.00.

(d)  All of the Restricted Shares granted to
Employee under this Agreement shall immediately vest upon a Change in Control, whether or not the event constituting the Change in Control was approved in advance by the Board.

Section 3.  Certificates for Shares.  Each
certificate representing the Restricted Shares granted to the Employee shall be registered in the name of the Employee and deposited by the Employee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:
"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Quality Dining, Inc. and an Agreement for Restricted Shares entered into between the registered owner and Quality
Dining, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of Quality Dining, Inc." Upon the lapse of restrictions on any portion of such Restricted
Shares, the Company shall promptly deliver a stock certificate for such portion of shares to the Employee.

Section 4.  Transferability.  Until such time
as the restrictions on the Restricted Shares granted to Employee have lapsed and such shares are no longer subject to forfeiture to the Company, the Employee shall not sell, assign, transfer, pledge or otherwise encumber (a
"Transfer") such Restricted Shares.  In
addition, if any portion of the Restricted
Shares vest pursuant to the accelerated vesting provisions of Section 2 above, the Employee shall not Transfer such portion of the shares for a period of one year from the date of accelerated vesting; provided, however, that this lockup period shall immediately terminate upon the death of employee or upon the occurrence of any event constituting a Change in Control under the Plan, whether or not the Board has approved such occurrence.

Section 5.  Termination.  If a participant
ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, the Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

Section 6.  83(b) Election.  The Employee
agrees not to make any election under Section
83(b) of the Code with respect to any
Restricted Shares granted under this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the undersigned thereunto duly authorized as of the date first above written.

QUALITY DINING, INC.
/s/___________________________________
By:  John C. Firth
Its:  Executive Vice President and General
Counsel /s/__________________________________
David M. Findlay



EXHIBIT -AU

AGREEMENT FOR RESTRICTED SHARES GRANTED UNDER
QUALITY DINING, INC. 1997 STOCK OPTION AND
INCENTIVE PLAN

This Agreement has been entered into as of the 1st day of June, 1999 between Quality Dining,
Inc., an Indiana corporation (the "Company") and Robert C. Hudson, an employee of the Company (the "Employee"), pursuant to the Company's 1997 Stock Option and Incentive Plan
(the "Plan") and evidences and sets forth certain terms of the grant to the Employee pursuant to the Plan of an aggregate of 7,290
Restricted Shares as of the date of this Agreement. Capitalized terms used herein and not defined herein have the meanings set forth in the Plan.

Section 1.  Receipt of Plan; Restricted Shares
and this Agreement Subject to Plan. The
Employee acknowledges receipt of a copy of the Plan. This Agreement and the Restricted Shares granted to Employee are subject to the terms and conditions of the Plan, all of which are incorporated herein by reference.

Section 2.  Restricted Period; Lapse of
Restrictions and Vesting.  The Restricted
Shares granted in this Agreement shall vest seven (7) years from the date of this Agreement. Notwithstanding the foregoing, of the Restricted Shares granted to the Employee, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows:

(a)  2,430 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $4.00.

(b)  2,430 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $5.00.

(c)  2,430 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $7.00.

(d)  All of the Restricted Shares granted to
Employee under this Agreement shall immediately vest upon a Change in Control, whether or not the event constituting the Change in Control was approved in advance by the Board.

Section 3.  Certificates for Shares. Each
certificate representing the Restricted Shares granted to the Employee shall be registered in the name of the Employee and deposited by the Employee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:
 "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Quality Dining, Inc. and an Agreement for Restricted Shares entered into between the registered owner and Quality
Dining, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of Quality Dining, Inc." Upon the lapse of restrictions on any portion of such Restricted
Shares, the Company shall promptly deliver a stock certificate for such portion of shares to the Employee.

Section 4.  Transferability.  Until such time
as the restrictions on the Restricted Shares granted to Employee have lapsed and such shares are no longer subject to forfeiture to the Company, the Employee shall not sell, assign, transfer, pledge or otherwise encumber (a
"Transfer") such Restricted Shares.  In
addition, if any portion of the Restricted
Shares vest pursuant to the accelerated vesting provisions of Section 2 above, the Employee shall not Transfer such portion of the shares for a period of one year from the date of accelerated vesting; provided, however, that this lockup period shall immediately terminate upon the death of employee or upon the occurrence of any event constituting a Change in Control under the Plan, whether or not the Board has approved such occurrence.

Section 5.  Termination.  If a participant
ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, the Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

Section 6.  83(b) Election.  The Employee
agrees not to make any election under Section
83(b) of the Code with respect to any
Restricted Shares granted under this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the undersigned thereunto duly authorized as of the date first above written.

QUALITY DINING, INC.
/s/___________________________________
By: John C. Firth Its:  Executive Vice
President and General Counsel

/s/___________________________________
 Robert C. Hudson



EXHIBIT-AV


AGREEMENT FOR RESTRICTED SHARES GRANTED UNDER
QUALITY DINING, INC. 1997 STOCK OPTION AND
INCENTIVE PLAN

This Agreement has been entered into as of the 1st day of June, 1999 between Quality Dining,
Inc., an Indiana corporation (the "Company") and Patrick J. Barry, an employee of the Company (the "Employee"), pursuant to the Company's 1997 Stock Option and Incentive Plan
(the "Plan") and evidences and sets forth certain terms of the grant to the Employee pursuant to the Plan of an aggregate of 14,080
Restricted Shares as of the date of this Agreement. Capitalized terms used herein and not defined herein have the meanings set forth in the Plan.

Section 1.  Receipt of Plan; Restricted Shares
and this Agreement Subject to Plan. The
Employee acknowledges receipt of a copy of the Plan. This Agreement and the Restricted Shares granted to Employee are subject to the terms and conditions of the Plan, all of which are incorporated herein by reference.

Section 2.  Restricted Period; Lapse of
Restrictions and Vesting.  The Restricted
Shares granted in this Agreement shall vest seven (7) years from the date of this Agreement. Notwithstanding the foregoing, of the Restricted Shares granted to the Employee, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows:

(a)  4,693 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $4.00.

(b)  4,693 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $5.00.

(c)  4,694 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $7.00.

(d)  All of the Restricted Shares granted to
Employee under this Agreement shall immediately vest upon a Change in Control, whether or not the event constituting the Change in Control was approved in advance by the Board.

Section 3.  Certificates for Shares.  Each
certificate representing the Restricted Shares granted to the Employee shall be registered in the name of the Employee and deposited by the Employee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend: "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions
(including forfeiture) contained in the 1997
Stock Option and Incentive Plan of Quality
Dining, Inc. and an Agreement for Restricted
Shares entered into between the registered owner and Quality Dining, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of Quality Dining, Inc."
Upon the lapse of restrictions on any portion of such Restricted Shares, the Company shall promptly deliver a stock certificate for such portion of shares to the Employee.

Section 4.  Transferability.  Until such time
as the restrictions on the Restricted Shares granted to Employee have lapsed and such shares are no longer subject to forfeiture to the Company, the Employee shall not sell, assign, transfer, pledge or otherwise encumber (a
"Transfer") such Restricted Shares.  In
addition, if any portion of the Restricted
Shares vest pursuant to the accelerated vesting provisions of Section 2 above, the Employee shall not Transfer such portion of the shares for a period of one year from the date of accelerated vesting; provided, however, that this lockup period shall immediately terminate upon the death of employee or upon the occurrence of any event constituting a Change in Control under the Plan, whether or not the Board has approved such occurrence.

Section 5.  Termination.  If a participant
ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, the Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

Section 6.  83(b) Election.  The Employee
agrees not to make any election under Section
83(b) of the Code with respect to any
Restricted Shares granted under this Agreement.

IN WITNESS WHEREOF, this Agreement has been
executed by the undersigned thereunto duly
authorized as of the date first above written.
QUALITY DINING, INC.
/s/___________________________________
By:  John C. Firth
Its:  Executive Vice President and General
Counsel
/s/___________________________________
Patrick J. Barry











EXHIBIT 10-AW


AGREEMENT FOR RESTRICTED SHARES GRANTED UNDER
QUALITY DINING, INC. 1997 STOCK OPTION AND
INCENTIVE PLAN

This Agreement has been entered into as of the 1st day of June, 1999 between Quality Dining,
Inc., an Indiana corporation (the "Company") and Marti'n L. Miranda, an employee of the Company (the "Employee"), pursuant to the Company's 1997 Stock Option and Incentive Plan
(the "Plan") and evidences and sets forth certain terms of the grant to the Employee pursuant to the Plan of an aggregate of 4,553
Restricted Shares as of the date of this Agreement. Capitalized terms used herein and not defined herein have the meanings set forth in the Plan.

Section 1.  Receipt of Plan; Restricted Shares
and this Agreement Subject to Plan. The
Employee acknowledges receipt of a copy of the Plan. This Agreement and the Restricted Shares granted to Employee are subject to the terms and conditions of the Plan, all of which are incorporated herein by reference.

Section 2.  Restricted Period; Lapse of
Restrictions and Vesting.  The Restricted
Shares granted in this Agreement shall vest seven (7) years from the date of this Agreement. Notwithstanding the foregoing, of the Restricted Shares granted to the Employee, the restrictions on the specified portions shall lapse and such portion of the shares shall become fully vested and not subject to forfeiture to the Company as follows:

(a)  1,518 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $4.00.

(b)  1,518 Restricted Shares shall vest when
the Market Value of the Company's Common Stock for ten out of 20 consecutive trading days is at least $5.00.

(c)  1,517 Restricted Shares shall
vest when the Market Value of the Company's
Common Stock for ten out of 20 consecutive trading days is at least $7.00.

(d)  All of the Restricted Shares granted to
Employee under this Agreement shall immediately vest upon a Change in Control, whether or not the event constituting the Change in Control was approved in advance by the Board.

Section 3.  Certificates for Shares. Each
certificate representing the Restricted Shares granted to the Employee shall be registered in the name of the Employee and deposited by the Employee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:
 "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Quality Dining, Inc. and an Agreement for Restricted Shares entered into between the registered owner and Quality
Dining, Inc. Copies of such Plan and Agreement are on file in the office of the Secretary of Quality Dining, Inc." Upon the lapse of restrictions on any portion of such Restricted Shares, the Company shall promptly deliver a stock certificate for such portion of shares to the Employee.

Section 4.  Transferability.  Until such time
as the restrictions on the Restricted Shares granted to Employee have lapsed and such shares are no longer subject to forfeiture to the Company, the Employee shall not sell, assign, transfer, pledge or otherwise encumber (a "Transfer") such Restricted Shares. In addition, if any portion of the Restricted Shares vest pursuant to the accelerated vesting provisions of
Section 2 above, the Employee shall not
Transfer such portion of the shares for a period of one year from the date of accelerated vesting; provided, however, that this lockup period shall immediately terminate upon the death of employee or upon the occurrence of any event constituting a Change in Control under the Plan, whether or not the Board has approved such occurrence.

Section 5.  Termination.  If a participant
ceases Continuous Service
for any reason, including death, before the Restricted Shares have vested, the
Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

Section 6.  83(b) Election.  The Employee
agrees not to make any election under Section
83(b) of the Code with respect to any
Restricted Shares granted under this Agreement.
IN WITNESS WHEREOF, this Agreement has been executed by the undersigned thereunto duly authorized as of the date first above written.

QUALITY DINING, INC.
/s/___________________________________
By: John C. Firth Its:  Executive Vice President and
General Counsel
/s/___________________________________
Martin' L. Miranda